California Secretary of State
Electronic Filing

FILED
Secretary of State
State of California

General Stock Corporation - Articles of Incorporation

Entity Name:	Galexxy Corporation
Entity (File) Number:	C4602794
File Date:	06/15/2020
Entity Type:	General Stock Corporation
Jurisdiction:	California

Detailed Filing Information

1. Corporate Name:	Galexxy Corporation
2. Business Addresses:	
a. Initial Street Address of Corporation:	2361 Campus Dr, Ste 140 Irvine, California, 92612 United States of America
b. Initial Mailing Address of Corporation:	2361 Campus Dr, Ste 140 Irvine, California, 92612 United States of America
3. Agent for Service of Process: Individual Agent:	Mark Askey 2361 Campus Dr, Ste 140 Irvine, California, 92612 United States of America
4. Shares:	75,000,000
5. Purpose Statement:	The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

The incorporator affirms the information contained herein is true and correct.

Incorporator: Mark Askey

Filed in the Office of	Business Number C12888-2000
Barbara K. Cegavske	Filing Number 20211485318
Secretary of State State Of Nevada	Filed On 5/13/2021 8:00:00 AM
	Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Agtech Global International, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3: The number of Authorized Shares of the Corporation is increased to

500,000,000 shares at $.001 par value per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 43,000,000

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20170147387-30
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 04/04/2017 8:57 AM
	Entity Number C12888-2000

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

LBC Global, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The Articles of Incorporation are hereby amended to change the name:

Article 1. The name of the Corporation shall be AgTech Global International, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 5,045,000

4. Effective date and time of filing: (optional) Date: March 31, 2017 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X P. ROGER OLDFIELD (signature)

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature]	20140274801-99
Ross Miller	Filing Date and Time
Secretary of State	04/14/2014 7:37 AM
State of Nevada	Entity Number
	C12888-2000

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

True Colors International

2. The articles have been amended as follows: (provide article numbers, if available)

The name of the corporation shall be:
LBC Global, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 90%

4. Effective date and time of filing: (optional) Date: 4/9/14 Time: 12:00pm

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
C12888-2000
Document Number:
20060105276-89

Date Filed:
2/21/2006 7:01:47 AM
In the office of

Dean Heller
Secretary of State

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

LBC Global, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 - Name of Corporation: True Colors International.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 53%

4. Effective date of filing (optional): 2/1/06

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): , Secretary

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION

The undersigned certify that:

1. They are the President and Secretary, respectively, of LBC Global, Inc., a Nevada Corporation.

2. Article 1 of the Articles of Incorporation of this Corporation is amended to read as follows:

   1: Name of Corporation: True Colors International

3. The foregoing Amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 78.390 of the Nevada Revised Statutes. The total number of outstanding shares of the Corporation is 5,599,248. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Effective as of February 1, 2006

C. Douglas Mondo, President

John M. Mondo, Secretary

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION

The undersigned certify that:

1. They are the President and Secretary, respectively, of LBC Global, Inc., a Nevada Corporation.

2. Article 1 of the Articles of Incorporation of this Corporation is amended to read as follows:

   1: Name of Corporation: True Colors International

3. The foregoing Amendment of Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 78.390 of the Nevada Revised Statutes. The total number of outstanding shares of the Corporation is 5,599,248. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Effective as of February 1, 2006

C. Douglas Mondo, President

John M. Mondo, Secretary

C 12888-00

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # ____

MAR 1 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
LBC Global, Inc.

2. The articles have been amended as follows (provide article numbers, if available):
Paragraph 3, "shares", has been amended to delete "10,000,000" and to read instead "100,000,000"
The par value will remain the same at .001 and there will remain 0 shares without par value

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 65%

4. Effective date of filing (optional): 1/1/04
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature] President/CEO

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

..is form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Office Use Only

FILED # C12888-00

SEP 1 ? 2003

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
- Remit in Duplicate -

1. Name of corporation: LEGAL BROADCAST COMPANY

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE 1 -

The name of this corporation shall be:

LBC GLOBAL, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 80%.*

4. Officer Signature (Required):

[signature] President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

DEAN HELLER
Secretary of State

101 North Carson Street, Suite
Carson City, Nevada 89701-
(775) 684 5708

Certificate of Change of Resident Agent and/or Location of Registered Office

Office Use Only:

FILED
JUN 0 1 2001
Dean Heller
Secretary of State

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The *physical Nevada* address of the resident agent must be set forth; PMB's are not acceptable.
4. Ensure that document is signed in signature fields.
5. Include the filing fee of *$15.00.*

LEGAL BROADCAST COMPANY
Name of Entity

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) [XX] Change of Resident Agent [ ] Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent: Professional Legal Assistors
Street No.: 500 N. Rainbow Blvd., Ste. 300
City, State, Zip: Las Vegas, NV 89107

The resident agent and/or location of the registered office is changed to:

Resident Agent: GLENN MONDO
Street No.: 6900 Westcliff Drive, Suite 515
City, State, Zip: Las Vegas, NV 89145-0198

NOTE: For an entity to file this certificate, the signature of one officer is required.

The certificate *does not* need to be notarized.

Carl Rydingmondo President
Signature/Title

Certificate of Acceptance of Appointment by Resident Agent:

I, Glenn Mondo, hereby accept the appointment as Resident Agent for the above-named business entity.

[signature]
Authorized Signature of R.A. or On Behalf of R.A. Company
Glenn Mondo

May 24, 2001
Date

Nevada Secretary of State Form RA CHANGE1999.01
Revised on: 02/06/01

FILED # C12100

DEAN HELLER
Secretary of State
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684 5708

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Office Use Only:
MAR 0 7 2001
IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
- Remit in Duplicate -

1. Name of corporation: PASOVIDEO.COM, INC.

2. The articles have been amended as follows (provide article numbers, if available):

Paragraph 1, "name of corporation", has been amended to delete "PASOVIDEO.COM, INC" and to read instead "LEGAL BROADCAST COMPANY"

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: unanimous.*

4. Signatures (Required):

President or **Vice President**	*and*	**Secretary** or **Asst. Secretary**
Carl Douglas Mondo		John Mitchell Mondo

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

FILED # C12888-00

MAY 0 9 2000

IN THE OFFICE OF
[signature]
DEAN HELLER SECRETARY OF STATE

Articles of Incorporation
(PURSUANT TO NRS 78)
STATE OF NEVADA
Secretary of State

Filing fee:
Receipt #

(For filing office use) (For filing office use)

IMPORTANT: Read instructions on reverse side before completing this form.
TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION: PasoVideo.com, Inc.

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: PROFESSIONAL LEGAL ASSISTORS

Street Address: 3750 So. Jones Blvd., Las Vegas, NV 89103
Street No. Street Name City Zip

3. SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value: 10,000,000 Par value: .001 Number of shares without par value: -0-

4. GOVERNING BOARD: shall be styled as (check one): X Directors Trustees

The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows (attach additional pages if necessary):

Carl Douglas Mende — 3605 W. MacArthur Blvd., # 705, Santa Ana, CA 92704
Name Address City/State/Zip

Name Address City/State/Zip

5. PURPOSE (optional - see reverse side): The purpose of the corporation shall be:

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. Any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached -0-

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized.)
(attach additional pages if there are more than one incorporator.)

Dottie Brewer
Name (print)
5525 Canoga Ave., Suite 304, Woodland Hills CA 91367
Address City/State/Zip
[signature: Dottie Brewer]
Signature

State of California, County of Los Angeles

This instrument was acknowledged before me on May 9, 2000 by
Dottie Brewer
Name of Person
as incorporator
of PasoVideo.com, Inc.
(name of party on behalf of whom instrument was executed)

[signature]
Notary Public Signature

(affix notary stamp or seal)

J. ERIC KIRKLAND
Comm. # 1157149
NOTARY PUBLIC - CALIFORNIA
Los Angeles County
My Comm. Expires Sept. 26, 2001

Name (print)

Address City/State/Zip

Signature

State of ____ County of ____

This instrument was acknowledged before me on ____, 19__ by

Name of Person
as incorporator
of
(name of party on behalf of whom instrument was executed)

Notary Public Signature

(affix notary stamp or seal)

8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

I, of Professional Legal Assistors hereby accept appointment as Resident Agent for the above named corporation.

[signature: Dottie Brewer] May 9, 2000

Signature of Resident Agent Date

FILED # C12888-00

MAY 0 9 2000

IN THE OFFICE OF
[signature]
DEAN HELLER SECRETARY OF STATE

Articles of Incorporation

(PURSUANT TO NRS 78)

STATE OF NEVADA

Secretary of State

Filing fee:
Receipt #

(For filing office use) (For filing office use)

IMPORTANT: Read instructions on reverse side before completing this form.
TYPE OR PRINT (BLACK INK ONLY)

1. **NAME OF CORPORATION:** PasoVideo.com, Inc.

2. **RESIDENT AGENT:** (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: PROFESSIONAL LEGAL ASSISTORS

Street Address: 3750 So. Jones Blvd., Las Vegas, NV 89103
Street No. Street Name City Zip

3. **SHARES:** (number of shares the corporation is authorized to issue)
Number of shares with par value: 10,000,000 Par value: .001 Number of shares without par value: -0-

4. **GOVERNING BOARD:** shall be styled as (check one): X Directors ___ Trustees

The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows (attach additional pages if necessary):

Name	Address	City/State/Zip
Carl Douglas Mondo	3605 W. MacArthur Blvd., # 703, Santa Ana, CA	92704

5. **PURPOSE** (optional - see reverse side): The purpose of the corporation shall be:

6. **OTHER MATTERS:** This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached -0-

7. **SIGNATURES OF INCORPORATORS:** The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized)
(Attach additional pages if there are more than two incorporators.)

Dottie Brewer
Name (print)
5526 Canoga Ave., Suite 304, Woodland Hills CA 91367
Address City/State/Zip
[signature: Dottie Brewer]
Signature

State of California, County of Los Angeles

This instrument was acknowledged before me on May 9, 2000 by
Dottie Brewer
Name of Person
as incorporator
of PasoVideo.com, Inc.
(name of party on behalf of whom instrument was executed)

[signature]
Notary Public Signature
(affix notary stamp or seal)

J. ERIC KIRKLAND
Comm. # 1187146
NOTARY PUBLIC - CALIFORNIA
Los Angeles County
My Comm. Expires Sept. 23, 2001

Name (print)
Address City/State/Zip
Signature

State of ___ County of ___

This instrument was acknowledged before me on ___, 19___ by
Name of Person
as incorporator
of
(name of party on behalf of whom instrument was executed)

Notary Public Signature
(affix notary stamp or seal)

8. **CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT**

I, of Professional Legal Assistors hereby accept appointment as Resident Agent for the above named corporation.

[signature: Dottie Brewer]
Signature of Resident Agent

May 9, 2000
Date